Private Securities Offering	12 Months Ended
May. 31, 2015
Private Securities Offering

Note 9 – Private Securities Offering

On October 23, 2013, the Company completed a private equity offering (the “Equity Offering”). Pursuant to the Equity Offering, the Company sold to investors a total of 11,153,850 Units at a price of $1.30 per Unit, for total gross proceeds of approximately $14.5 million. Each Unit consisted of two shares of common stock and one warrant to purchase common stock at an exercise price of $.75 per share. During the fiscal year ended May 31, 2014, the Company issued a total of 20,989,494 shares of common stock. In conjunction with the Equity Offering, the Company also issued warrants to purchase 11,153,850 shares of common stock at the $.75 per share exercise price (see Notes 2 and 5 for a description of the warrants and offering costs related to the Equity Offering).

During April and May 2015, the Company completed a private debt offering of convertible promissory notes in the aggregate principal amount of $3,981,050. Each note is convertible into common stock at the rate of $0.75 per share. Each note has a term of six months and annual interest rate of 7% payable upon maturity. The Company also issued to each note holder a warrant covering 50% of the number of share into which the related note is convertible. Each warrants has an exercise price of $0.75 per share and a five-year term.